UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2018

Resort Savers, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55319	46-1993448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 10-2-4B, Jin Di Shang Tang Garden Long Hua Xin Qu Shang Tang Road Shenzhen, Guang Dong, the People’s Republic of China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 0086-0755-23106825

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2018, Resort Savers, Inc., (the “Company”) entered into a Share Exchange Agreement (the “Tieshan Oil Agreement”) with Mr. Yang Baojijn (“Mr. Yang”), citizen of the People’s Republic of China (“PRC”) and president and owner of 49% of Beijing Yandong Tieshan Oil Products Co., Ltd. (“Tieshan Oil”). Pursuant to the Tieshan Oil Agreement and subject to the terms and conditions contained therein, the Company, through Huaxin Changrong (Shenzhen) Technology Service Co., Ltd. (“Huaxin”), a PRC company and wholly-owned subsidiary of the Company, agreed to acquire 49% of Tieshan Oil held by Mr. Yang, in exchange for the issuance to Mr. Yang of 16,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”, and such acquisition, the “Tieshan Oil Acquisition”). The Tieshan Oil Acquisition closed simultaneously with the execution of the Agreement.

Prior to the Tieshan Oil Acquisition, the Company, through Huaxin, owned 51 percent of Tieshan Oil, and following the Tieshan Oil Acquisition, Tieshan Oil is now the wholly-owned subsidiary of Huaxin, itself a wholly-owned subsidiary of Xing Rui International Investment Holding Group Co., Ltd., a Seychelles company and itself a wholly-owned subsidiary of the Company.

As a result of the Tieshan Oil Acquisition, Mr. Yang received 16,000,000 shares of Common Stock, which at closing represented approximately 3.26% of the Company’s outstanding Common Stock (after taking account of shares issued to Mr. Tan in connection with the Admall Acquisition, as described below in Item 2.01). In addition to these shares, Mr. Yang owned 4,800,000 shares of Common Stock prior to the closing of the Tieshan Oil Acquisition, as a result of a share exchange agreement between himself, the Company and Huaxin, dated January 29, 2016. At the time of the closing of the Tieshan Oil Acquisition, Mr. Yang’s 20,800,000 total shares of Common Stock represented approximately 4.24% of the Company’s outstanding Common Stock.

The Tieshan Oil Agreement contains a number of representations and warranties made by the Company, on the one hand, and Mr. Yang on the other hand, made solely for the benefit of the other. The representations and warranties are customary for transactions similar to the Tieshan Oil Acquisition. Because the Tieshan Oil Acquisition contains a simultaneous closing, the Tieshan Oil Agreement omits certain customary covenants and closing conditions by each of the parties.

For federal income tax purposes, it is intended that the Tieshan Oil Acquisition qualify as a tax-free exchange under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended. Apart from Mr. Yang’s initial stock ownership, and his position as director of Tieshan Oil, there exists no material relationship between Mr. Yang and the Company, affiliates of the Company, the directors or officers of the company or any associates of the directors or officers of the Company.

Tieshan Oil is principally engaged in the trading of oil, gas and lubricant products within the PRC.

A copy of the Tieshan Oil Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Agreement is qualified in its entirety by reference thereto.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 16, 2018, the Company closed the acquisition of Admall Sdn. Bhd., a limited liability company incorporated in Malaysia (“Admall”) by way of share exchange (the “Admall Acquisition”). The Company effected the Admall Acquisition pursuant to the terms of that certain Share Exchange Agreement (the “Admall Agreement”), dated February 9, 2018, by and between the Company, Admall, and Mr. Boon Jin “Patrick” Tan, an individual who prior to the closing of the Admall Acquisition held 100% of the outstanding equity interests of Admall. See Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on February 9, 2018, which is incorporated herein by reference, for a detailed description of the Admall Agreement.

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At the closing of the Admall Acquisition, the Company acquired 100% of the outstanding equity interests of Admall from Mr. Tan, and the Company issued 400,000,000 shares of Common Stock to Mr. Tan, which at the time of closing represented approximately 81.47% of the Company’s outstanding Common Stock (after taking account of shares issued to Mr. Yang in connection with the Tieshan Oil Acquisition). As a result, Mr. Tan became a stockholder of the Company and Admall became a wholly-owned subsidiary of the Company. For federal income tax purposes, it is intended that the Admall Acquisition qualify as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Subsequent to the negotiation and execution of the Admall Agreement, the Company’s board appointed Mr. Tan to serve on the Company’s board, and to serve as the Company’s treasurer and CFO. The stockholders of the Company, by written consent dated May 16, 2018, ratified Mr. Tan’s appointment as director of the Company. The Company does not believe that Mr. Tan’s management appointment constitutes a material relationship between Mr. Tan and the Company, and there exists no material relationship between Mr. Tan and the Company, affiliates of the Company, the directors or officers of the company or any associates of the directors or officers of the Company.

Admall was incorporated in Malaysia on August 19, 2015, and engages in the business of digital advertising and education.

Item 3.02 Unregistered Sale of Equity Securities.

The disclosure in Item 1.01, Item 2.01 and Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item. The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for the private placement of the herein referenced securities, pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder because, among other things, the transactions did not involve a public offering, each of the recipients acquired the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities in each instance.

Item 5.01 Changes in Control of Registrant.

The disclosure in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item. Immediately subsequent to the execution of the Admall Agreement, on February 9, 2018, Mr. Tan became a director of the Company. Following the closing of the Admall Acquisition, the Company issued 400,000,000 shares of Common Stock to Mr. Tan, which at the time of closing represented 81.47% of the Company’s outstanding Common Stock. The stockholders of the Company, by written consent dated May 16, 2018, approved the Admall Acquisition and ratified Mr. Tan’s appointment as director of the Company. There are no arrangements known to the Company which may at a subsequent date result in a change of control of the Company.

Item 8.01 Other Events.

On May 21, 2018, the Company entered into a Convertible Note Purchase Agreement (the “NPA”) with NYJJ Investments Limited, a Hong Kong corporation (“NYJJ”). Pursuant to the NPA, NYJJ loaned the Company $100,000, and the Company issued to NYJJ a note convertible into Common Stock of the company at the price of one-third of a cent (1/3 of $0.01) (the “Note”). Subsequent to the closing of the NPA and the issuance of the Note, NYJJ converted the Note into 30,000,000 shares of Common Stock of the Company, which represents approximately 5.76% of the Company’s outstanding Common Stock.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by this Item, with respect to the acquisition of Admall described in Item 2.01 herein, will be filed by the Company by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this Item, with respect to the acquisition of Admall described in Item 2.01 herein, will be filed by the Company by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.	DESCRIPTION

10.1	Share Exchange Agreement, dated May 16, 2018, by and among the Company and Mr. Yang Baojijn

___________

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resort Savers, Inc.

Date: May 22, 2018	By:	/s/ DS Chang
Ding-Shin “DS” Chang,
President and Chief Executive Officer

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